                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):               March 1, 1995


                           SAHARA GAMING CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     Nevada                      1-9481                        88-0304348
(STATE OR OTHER             (COMMISSION FILE                (I.R.S. EMPLOYER
JURISDICTION OF                  NUMBER)                   IDENTIFICATION NO.)
 INCORPORATION)

2535 Las Vegas Blvd. South, Las Vegas, Nevada                    89109
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:          (702) 737-2111

                                     None

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                                                       Page 1 of 5 Pages

                                                       Exhibit Index at Page 4
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ITEM 5.  OTHER EVENTS.

          A copy of Sahara Gaming Corporation's press release dated March 1, 1995 relating to the departure of its chief operating officer is filed as an Exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits
     --------

       99.1        March 1, 1995 Press Release.

                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SAHARA GAMING CORPORATION, a Nevada
                                        corporation


                                        By:    /s/ Thomas K. Land
                                              ------------------------------
                                        Name:  Thomas K. Land
                                        Title: Senior Vice President
March 1, 1995

                                       3
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                                 EXHIBIT INDEX


                                                        Sequentially
                                                          Numbered
Exhibit No.                 Description                     Page
- -----------                 -----------                 ------------

    99.1          March 1, 1995 Press Release                 5





                                       4